ASA LIMITED                                                  36 WIERDA ROAD WEST
(INCORPORATED IN THE REPUBLIC OF SOUTH AFRICA)            WIERDA VALLEY, SANDTON
                                                                    SOUTH AFRICA

TO THE SHAREHOLDERS:

     At February 28, 2001 the Company's net assets were equivalent to $22.96 per share. This compares with $17.58 per share at November 30, 2000 the end of the Company's previous fiscal year. The most recent net asset value similarly calculated was $20.87 per share at March 22, 2001 at which date our shares sold at a market price of $17.30 per share, a discount of 17.1% to the net asset value.

     Net investment income for the three months ended February 28, 2001 was equivalent to $.23 per share vs. $.20 for the same period last year. The Board of Directors declared a dividend of $.15 per share on February 15, 2001 payable March 9, 2001 to shareholders of record on March 2, 2001.

     At our annual meeting convened on February 15, 2001 shareholders were asked to approve five proposals set forth in the proxy statement. Proposal 1 (election of directors) and proposal 5 (ratification of the selection of accountants) passed. At least 7,895,002 shares (approximately 82 percent of the outstanding shares) were voted for the following directors: Robert J.A. Irwin, Henry R. Breck, Harry M. Conger, Chester A. Crocker, Joseph C. Farrell, James G. Inglis, Malcolm W. MacNaught, Ronald L. McCarthy, Robert A. Pilkington and A. Michael Rosholt. The selection of Arthur Andersen LLP to serve as auditors for the year 2001 was approved by a vote of 7,850,778 shares for, 266,808 shares against and 83,689 abstained.

     To allow the Company time to solicit additional votes, consideration of proposal 2 (amendments of articles of association) and proposals 3 and 4 (changing the Company's investment policies to permit it greater investment flexibility) was deferred until a re-convened meeting on March 8. On proposals 2, 3 and 4 shareholders were required to vote their shares individually rather than their shares being voted on their behalf by their broker or custodian. At the March 8th meeting sufficient votes to approve amendments to the articles of association (proposal 2) were cast. Although proposals 3 and 4 received the approval of over 70% of the shareholders who voted on these proposals, insufficient shareholders voted to meet the requirements of the Investment Company Act of 1940.

     The Company will continue to operate under its existing fundamental investment policies. Management will be considering options available to the Company.

     DeBeers has announced that, subject to the satisfaction of certain pre-conditions, a preliminary agreement has been reached on the terms of an offer for the company. Consummation of this transaction will result in 45% control of DeBeers by Anglo American Plc, 45% by Central Holdings Limited (a holding company controlled by the Oppenheimer family), and 10% by Debswana (a company jointly owned by the government of the Republic of Botswana and DeBeers). The consideration for independent Linked Unit holders comprises .43 of an AngloAmerican share, U.S. $14.40 in cash and U.S. $1.00 DeBeers combined final dividends for each Linked Unit. This represents a premium of 69% to the average of the daily prices of a DeBeers Linked Unit of U.S. $25.57 over the 12 month period ended January 31, 2001. In addition, DeBeers shareholders will receive a $1.30 Anglo American dividend subject to approval by Anglo shareholders at their annual meeting on May 15th. Central Holdings, Anglo American, and Debswana currently hold interests in DeBeers linked units of 2.6%, 32.2%, and 5%, respectively. Meetings to seek approval of shareholders of Anglo American and the independent shareholders of DeBeers will be scheduled in May. Based on the terms set forth in the preliminary agreement, ASA should receive approximately U.S. $10 million in cash and 301,559 shares of Anglo American.

     The potential tax implications of this proposed transaction for United States shareholders have not yet been determined.

     As of March 22nd, Anglo American Plc comprises approximately 9% of our assets. If the proposed plan for the acquisition of DeBeers is implemented this percentage will increase to approximately 18%.

     Anglo American has been doing well. They recently reported record headline profits of U.S. $2 billion for the year ended December 31, 2000. This is up 53% on 1999 profits of $1.3 billion. The company's Chief Executive, Tony Trahar commented that these good results "reflect the strength of our business with strong contributions from platinum, diamonds, coal, and forest products, as well as the benefits of restructuring and expansion." The company declared a final dividend of $1.30 bringing the total dividend for 2000 to $1.90 per ordinary share, an increase of 27% over 1999.

     The gold mining industry has adapted well to a disappointing environment. South African producers have succeeded in consolidating and rationalizing their operations and in diversifying geographically. The announcement of the proposed acquisition of DeBeers is still another step in industry consolidation. Miners must now build on their successes by further addressing cash costs and tackling AIDS and other pressing domestic issues.

     Over the past five years the gold price has fallen approximately 35%. Gold stocks have declined approximately 64% as measured by the XAU index. ASA's net asset value is down 49%. However, looking ahead, potential for U.S. dollar weakness, disorder in world equity markets, and continued producer restructuring could begin to support gold equities.

     I would like to call to your attention the availability of the Dividend Reinvestment Plan. Any inquiries in regard to the plan should be directed to EquiServe-First Chicago Trust Division ("FCTD"), Dividend Reinvestment Plan, P.O. Box 2598, Jersey City, NJ, 07303-2598, U.S.A. Also FCTDis now able to communicate with shareholders through the Internet. The only requirement for shareholder participation is use of a personal computer and access to an electronic mail package. The FCTD address is "FCTC@EM.FCNBD.COM" and access is available 24-hours a day. In addition, FCTD has established a Response Center to respond to shareholders' questions in a timely manner. The telephone number is 201-324-0498. The Response Center is available Monday through Friday between 8:30 a.m. and 7 p.m. (Eastern Standard Time).

                                                     Robert J.A. Irwin
March 28, 2001                                       CHAIRMAN OF THE BOARD

SCHEDULE OF INVESTMENTS
(NOTE 1)

February 28, 2001
(Unaudited)

-----------------------------------------------------------------------------------------------------------------
                                                                 Number of     United States     Percent of
      Name of Company                                              Shares         Dollars        Net Assets
-----------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF GOLD MINING COMPANIES
      South African Gold Mines
      Anglogold Limited                                           1 194 947    $ 38 790 557          17.6%
      Gold Fields Limited                                        10 794 979      44 331 390          20.1
      Harmony Gold Mining Company Limited                             1 336           6 706           --
      Harmony Gold Mining Company Limited - ADRs                  2 166 400      11 238 200           5.1
-----------------------------------------------------------------------------------------------------------------
                                                                                 94 366 853          42.8
      Canadian Gold Mines
      Barrick Gold Corporation                                      282 000       4 568 400           2.1
      Franco-Nevada Mining Corporation Limited                      306 460       3 368 568           1.5
      Placer Dome Incorporated                                      365 312       3 422 973           1.6
-----------------------------------------------------------------------------------------------------------------
                                                                                 11 359 941           5.2
-----------------------------------------------------------------------------------------------------------------
                                                                                105 726 794          48.0
      ORDINARY SHARES OF OTHER COMPANIES
      Anglo American Platinum Corporation Limited                   820 500      39 535 589          17.9
      Anglo American Corporation PLC                                320 000      21 259 697           9.7
      De Beers Consolidated Mines Limited/Centenary AG              701 300      29 567 972          13.4
      Impala Platinum Holdings Limited                              262 700      14 377 394           6.5
-----------------------------------------------------------------------------------------------------------------
                                                                                104 740 652          47.5
-----------------------------------------------------------------------------------------------------------------
      GOVERNMENT BONDS
      Republic of South Africa S150 12% due 02/28/05             39 000 000       5 107 818           2.3
-----------------------------------------------------------------------------------------------------------------
      Total Investments, at Market Value                                        215 575 264          97.8
      Cash and other assets less payables                                         4 824 963           2.2
-----------------------------------------------------------------------------------------------------------------
      Total Net Assets                                                         $220 400 227         100.0%
-----------------------------------------------------------------------------------------------------------------

    There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.

    The notes to the financial statements form an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES

(Unaudited)
-----------------------------------------------------------------------------------------------------------------
                                                               February 28, 2001             February 29, 2000
                                                               United States                  United States
      ASSETS                                                         Dollars                        Dollars
-----------------------------------------------------------------------------------------------------------------
      Investments, at market value (Note 1)
        Gold mining companies--
          Cost $92 828 943 in 2001
               $91 377 489 in 2000                              $105 726 795                   $126 521 329
        Other companies--
          Cost $27 341 307 in 2001
               $34 342 056 in 2000                               104 740 650                     74 600 774
        Fixed income--
          Cost $4 934 397                                          5 107 819                             --
-----------------------------------------------------------------------------------------------------------------
                                                                 215 575 264                    201 122 103
      Cash in banks                                                3 702 318                        917 141
      Dividends and interest receivable                            2 653 585                      2 442 036
      Other assets                                                   126 845                        675 577
-----------------------------------------------------------------------------------------------------------------
      Total assets                                               222 058 012                    205 156 857
-----------------------------------------------------------------------------------------------------------------

      LIABILITIES
-----------------------------------------------------------------------------------------------------------------
      Accounts payable and accrued liabilities                       217 805                        120 999
      Dividend payable                                             1 440 000                             --
-----------------------------------------------------------------------------------------------------------------
      Total liabilities                                            1 657 805                        120 999
-----------------------------------------------------------------------------------------------------------------

      NET ASSETS (SHAREHOLDERS' INVESTMENT)
-----------------------------------------------------------------------------------------------------------------

      Ordinary (common) shares R0.25 nominal (par) value
        Authorized: 24,000,000 shares
        Issued & Outstanding: 9,600,000 shares                     3 360 000                      3 360 000
      Share premium (capital surplus)                             27 489 156                     27 489 156
      Undistributed net investment income                         57 073 621                     56 705 039
      Undistributed net realized (loss) from
        foreign currency transactions                            (38 065 714)                   (28 645 271)
      Undistributed net realized gain on investments              80 849 895                     71 253 751
      Net unrealized appreciation on investments                  90 470 549                     75 402 490
      Net unrealized (depreciation) on
        translation of assets and liabilities in
        foreign currency                                            (777 280)                      (529 307)
-----------------------------------------------------------------------------------------------------------------
      Net assets                                                $220 400 227                   $205 035 858
-----------------------------------------------------------------------------------------------------------------
      Net asset value per share                                       $22.96                         $21.36
-----------------------------------------------------------------------------------------------------------------

    The notes to the financial statements form an integral part of these statements.

    The closing price of the Company's shares on the New York Stock Exchange was $19.05 per share on February 28, 2001 and $18.375 per share on February 29, 2000.

STATEMENTS OF OPERATIONS

(Unaudited)                                                              Three months ended
-----------------------------------------------------------------------------------------------------------

                                                              February 28, 2001       February 29, 2000
                                                              United States           United States
                                                                    Dollars                 Dollars
-----------------------------------------------------------------------------------------------------------
    Investment income
        Dividends                                               $ 2 602 355             $ 2 439 922
        Interest                                                    205 390                  36 664
-----------------------------------------------------------------------------------------------------------
                                                                  2 807 745               2 476 586
-----------------------------------------------------------------------------------------------------------
    Expenses
        Shareholders' report and proxy expenses                     109 251                  68 520
        Directors' fees and expenses                                 91 113                 130 805
        Salaries                                                     50 864                  56 877
        Other administrative expenses                                83 811                  87 011
        Transfer agent, registrar and custodian                      33 961                  20 635
        Professional fees and expenses                               89 423                  71 512
        Insurance                                                    17 383                  22 632
        Other                                                       117 292                  78 808
-----------------------------------------------------------------------------------------------------------
                                                                    593 098                 536 800
-----------------------------------------------------------------------------------------------------------
    Net investment income                                         2 214 647               1 939 786
-----------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) from
      investments and foreign currency transactions
    Net realized gain from investments
      Proceeds from sales                                                --                      --
      Cost of securities sold                                            --                      --
-----------------------------------------------------------------------------------------------------------
    Net realized gain from investments                                   --                      --
-----------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from foreign currency
       transactions Investments                                          --                      --
      Foreign currency transactions                                      --                (397 983)
-----------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from foreign currency
       transactions                                                      --                (397 983)
-----------------------------------------------------------------------------------------------------------
    Net increase (decrease) in unrealized appreciation
      on investments
      Balance, beginning of period                               39 591 696              86 494 686
      Balance, end of period                                     90 470 617              75 402 490
-----------------------------------------------------------------------------------------------------------
    Net increase (decrease) in unrealized appreciation           50 878 921             (11 092 196)
-----------------------------------------------------------------------------------------------------------
    Net unrealized appreciation (depreciation) on
      translation of assets and liabilities in foreign currency      20 895                 (25 197)
-----------------------------------------------------------------------------------------------------------
    Net realized and unrealized (loss) from
      investments and foreign currency                           50 899 816             (11 515 376)
-----------------------------------------------------------------------------------------------------------
    Net (decrease) in net assets resulting
      from operations                                           $53 114 463            $ (9 575 590)
-----------------------------------------------------------------------------------------------------------

    The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)                                                               Three months ended
-----------------------------------------------------------------------------------------------------------

                                                              February 28, 2001        February 29, 2000
                                                              United States            United States
      STATEMENTS OF SURPLUS                                         Dollars                  Dollars
-----------------------------------------------------------------------------------------------------------
      Share premium (capital surplus)
          Balance, beginning and end of period                $  27 489 156             $ 27 489 156
-----------------------------------------------------------------------------------------------------------
      Undistributed net investment income
          Balance, beginning of period                        $  56 298 974             $ 56 205 253
          Net investment income for the period                    2 214 647                1 939 786
-----------------------------------------------------------------------------------------------------------
                                                                                          58 145 039
          Dividends paid/payable                                 (1 440 000)              (1 440 000)
-----------------------------------------------------------------------------------------------------------
          Balance, end of period                              $  57 073 621             $ 56 705 039
-----------------------------------------------------------------------------------------------------------
      Undistributed net realized gain (loss) from
        foreign currency transactions
          Balance, beginning of period                        $ (38 065 714)            $(28 247 288)
          Net realized gain (loss) for the period                        --                 (397 983)
-----------------------------------------------------------------------------------------------------------
          Balance, end of period                              $ (38 065 714)            $(28 645 271)
-----------------------------------------------------------------------------------------------------------
      Undistributed net realized gain on investments
          (Computed on identified cost basis)
          Balance, beginning of period                         $ 80 849 895             $ 71 253 751
          Net realized gain for the period                               --                       --
-----------------------------------------------------------------------------------------------------------
          Balance, end of period                              $  80 849 895             $ 71 253 751
-----------------------------------------------------------------------------------------------------------
      Net unrealized appreciation
        on investments
          Balance, beginning of period                        $  39 591 628             $ 86 494 686
          Increase (Decrease) for the period                     50 878 921              (11 092 196)
-----------------------------------------------------------------------------------------------------------
          Balance, end of period                              $  90 470 549             $ 75 402 490
-----------------------------------------------------------------------------------------------------------
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in
        foreign currency
          Balance, beginning of period                        $    (798 175)            $   (504 110)
          Net unrealized appreciation (depreciation)
            for the period                                           20 895                  (25 197)
-----------------------------------------------------------------------------------------------------------
          Balance, end of period                              $    (777 280)            $   (529 307)
-----------------------------------------------------------------------------------------------------------
                                                                        Three months ended
-----------------------------------------------------------------------------------------------------------

                                                              February 28, 2001       February 29, 2000
                                                              United States            United States
      STATEMENTS OF CHANGES IN NET ASSETS                           Dollars                  Dollars
---------------------------------------------------------------------------------------------------------
      Net investment income                                     $ 2 214 647             $  1 939 786
      Net realized gain from investments                                 --                       --
      Net realized gain (loss) from foreign currency
        transactions                                                     --                 (397 983)
      Net increase (decrease) in unrealized appreciation
        on investments                                           50 878 921              (11 092 196)
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in foreign
        currency                                                     20 895                  (25 197)
-----------------------------------------------------------------------------------------------------------
                                                                 53 114 463               (9 575 590)
      Dividends paid/payable from net investment income          (1 440 000)              (1 440 000)
-----------------------------------------------------------------------------------------------------------
      Total increase (decrease)                                  51 674 463              (11 015 590)
      Net assets, beginning of period                           168 725 764              216 051 448
-----------------------------------------------------------------------------------------------------------
      Net assets, end of period                                $220 400 227             $205 035 858
-----------------------------------------------------------------------------------------------------------

    The notes to the financial statements form an integral part of these statements.

                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 2001
                                   (UNAUDITED)

     (1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--The following is a summary of the Company's significant accounting policies:

          A. INVESTMENTS

     Security transactions are recorded on the respective trade dates. Securities owned are reflected in the accompanying financial statements at quoted market value. The difference between cost and current market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the basis of the cost of specific certificates.

     Substantially all shares in the Company's portfolio are traded on the Johannesburg Stock Exchange. The Company cannot trade in securities markets other than the Johannesburg Stock Exchange without permission of the South African Exchange Control Authorities.

     Quoted market value of those shares traded on the Johannesburg Stock Exchange or other stock exchanges, as applicable, represents the last recorded sales price on the financial statement date, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used.

     There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

          B. EXCHANGE GAINS AND LOSSES

     The Company records exchange gains and losses in accordance with the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP"). The SOP requires separate disclosure in the accompanying financial statements of net realized gain (loss) from foreign currency transactions, and inclusion of unrealized gain (loss) on the translation of currency as part of net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.

          C. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     There were no purchases or sales of securities for the three months ended February 28, 2001 and February 29, 2000. Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend) net of withholding taxes, if any. Interest income is recognized on the accrual basis.

          D. DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders are recorded on the ex-dividend date.

          E. USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

          F. BASIS OF PRESENTATION

Certain prior period amounts in the accompanying financial statements have been reclassified to conform with current period presentation.

     (2) TAX STATUS OF THE COMPANY--Pursuant to the South African Taxation Laws Amendment Act, the Company is subject to tax on foreign dividends received, effective February 23, 2000. Beginning with the fiscal year ending November 30, 2002, the Company will also be subject to tax on foreign interest earned.

     The South African Revenue Service has recently announced proposed amendments to levy a tax on capital gains resulting from the disposal of capital assets. If enacted into law, certain of the Company's capital gains might be subject to taxation. However, due to the uncertainty surrounding these proposed changes and their applicability to the Company, management has not assessed the ultimate impact of the capital gains tax amendment on the Company's financial position.

     The reporting for financial statement purposes of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. These differences primarily are caused by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 10 and 11 for additional tax information for United States shareholders.

     (3) CURRENCY EXCHANGE--There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

     (4) RETIREMENT PLAN--Effective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the three months ended February 28, 2001 and February 29, 2000, there was no retirement plan expense. In addition, the Company purchased an annuity policy owned by the Company, for the benefit of the Chairman, at an annual cost of $28,125 per year.

     (5) COMMITMENTS--The Company's lease for office space in Johannesburg expired in February 2001. The Company has renewed the lease for a period of twelve months at an annual cost of $45,200.

FINANCIAL HIGHLIGHTS

                                        Three months ended                Year ended November 30
------------------------------------------------------------------------------------------------------------------------
                                           February 28
                                               2001      February 29
                                            (Unaudited)     2000      2000      1999      1998       1997      1996
------------------------------------------------------------------------------------------------------------------------
                                                                         United States Dollars
------------------------------------------------------------------------------------------------------------------------
      PER SHARE OPERATING PERFORMANCE
      Net asset value, beginning of period   $  17.58     $ 22.51    $ 22.51   $  19.01  $  20.45   $ 35.09   $  34.66
------------------------------------------------------------------------------------------------------------------------
      Net investment income                       .23         .20        .61        .58       .66       .97       1.10
      Net realized gain from investments           --          --       1.00        .62       .32        --       0.39
      Net realized (loss) from foreign
        currency transactions                      --        (.04)     (1.02)      (.95)     (.11)       --       (.71)
      Net increase (decrease) in net
         unrealized appreciation on
         investments                             5.30       (1.16)     (4.88)      3.84     (1.49)   (14.41)      1.05
      Net unrealized appreciation
        (depreciation) on translation of
        assets and liabilities in foreign
        currency                                   --          --       (.04)       .01      (.02)       --         --
------------------------------------------------------------------------------------------------------------------------
      Total from investment operations           5.53       (1.00)     (4.33)      4.10      (.64)   (13.44)      1.83
      Less dividends and distributions           (.15)       (.15)      (.60)      (.60)     (.80)    (1.20)     (1.40)
------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period         $  22.96     $ 21.36    $ 17.58   $  22.51  $  19.01  $  20.45   $  35.09
------------------------------------------------------------------------------------------------------------------------
      Market value per share, end of period  $  19.05     $ 18.38    $ 14.56   $ 19.125  $ 19.125  $ 20.625   $ 37.625

      TOTAL INVESTMENT RETURN
      Based on market value per share           30.84%      (3.15%)   (21.06%)     3.44%    (3.30%)  (42.86%)     (.28%)

      RATIOS TO AVERAGE NET ASSETS
      Expenses                                    .31%        .25%      1.15%      1.13%     1.15%      .71%       .49%
      Net investment income                      1.14%        .91%      3.06%      3.02%     3.34%     3.25%      2.72%


      SUPPLEMENTAL DATA
      Net assets, end of period
        (000 omitted)                        $220 400    $205 036   $168 726  $216 051   $182 530  $196 301   $336 882
      Portfolio turnover rate                      --          --       7.43%     6.66%      1.06%       --       1.79%

      Per share calculations are based on the 9,600,000 shares outstanding.

 SUPPLEMENTARY INFORMATION

Three months ended February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Certain fees incurred by the Company
        Directors' fees                                                 $54 500
        Officers' salaries                                               47 514
        Arthur Andersen (Auditors)                                       25 433
        Ranquin Associates (South African Secretary)                     20 234

             CERTAIN TAX INFORMATION FOR UNITED STATES SHAREHOLDERS

     From December 1, 1963 through November 30, 1987, the Company was treated as a "foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code (the "Code"). Under
Section 1246 of the Code, a United States shareholder who has held his shares of the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long term capital gain rates on the excess.

     The Company's per share earnings and profits accumulated (undistributed) in each of the taxable years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975. All the per share amounts reflect distributions through November 30, 2000.

          YEAR ENDED NOVEMBER 30            PER YEAR           PER DAY
           ---------------------             -------           -------
                  1964 ................       $ .042           $.00012
                  1965 ................         .067            .00019
                  1966 ................         .105            .00029
                  1967 ................         .277            .00076
                  1968 ................         .241            .00066
                  1969 ................         .461            .00126
                  1970 ................         .218            .00060
                  1971 ................         .203            .00056
                  1972 ................         .445            .00122
                  1973 ................         .497            ,00136
                  1974 ................        1.151            .00316
                  1975 ................         .851            .00233
                  1976 ................         .370            .00101
                  1977 ................         .083            .00023
                  1978 ................         .357            .00098
                  1979 ................         .219            .00060
                  1980 ................        1.962            .00538
                  1981 ................         .954            .00261
                  1982 ................         .102            .00028
                  1983 ................          -0-               -0-
                  1984 ................          -0-               -0-
                  1985 ................        (.151)          (.00041)
                  1986 ................          -0-               -0-
                  1987 ................          -0-               -0-

     Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United States shareholder(1) elects to treat the PFIC as a qualified electing fund ("QEF") with respect to his interest therein, or(2) for taxable years of such United States shareholder beginning after December 31, 1997, elects to "mark-to-market" his PFIC shares as of the close of each taxable year, or(3) makes neither of these elections.

     In general, if a United States shareholder of the Company does NOT make either such election, any gain realized on the direct or indirect disposition of Company shares by such shareholder will be treated as ordinary income. In addition, such non-electing United States shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Furthermore, shares held by such non-electing United States shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would include a U.S. taxpayer becoming a nonresident alien.

     If a United States shareholder elects to treat the Company as a QEF with respect to his shares therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his shares generally as if it were sold on the first day of the first taxable year of the Company for which the QEF election is effective), the rules described in the preceding paragraph generally will not apply. Instead, the electing United States shareholder will include annually in his gross income his pro rata share of the Company's ordinary earnings and not capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated between December 1, 1963 and November 30, 1987, as described above.

     Alternatively, if a United States shareholder makes the mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such electing United States shareholder will be required annually to report any unrealized gain with respect to such shareholder's stock as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules would apply to a United States shareholder that held his PFIC stock prior to the first taxable year for which the mark-to-market election was effective.

     A more detailed discussion of the United States federal income tax rules applicable to PFICs, including information relating to the filing of QEF elections, may be found in the Company's 2000 Annual Report under the heading "Certain tax information for United States shareholders."

     DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

               ASA LIMITED

               Incorporated in the
               Republic of South Africa

               (Registration No. 58/01920/06)

DIRECTORS

HENRY R. BRECK                    ROBERT J.A. IRWIN
  (U.S.A.)                          (U.S.A.)

HARRY M. CONGER                   MALCOLM W. MACNAUGHT
  (U.S.A.)                          (U.S.A.)

CHESTER A. CROCKER                RONALD L. MCCARTHY
  (U.S.A.)                          (South Africa)

JOSEPH C. FARRELL                 ROBERT A. PILKINGTON
  (U.S.A.)                          (U.S.A.)

JAMES G. INGLIS                   A. MICHAEL ROSHOLT
  (SOUTH AFRICA)                    (South Africa)

-----------------------------------------
WESLEY A. STANGER, JR., DIRECTOR EMERITUS

OFFICERS

   ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD AND TREASURER

   RONALD L. MCCARTHY, MANAGING DIRECTOR

   CHESTER A. CROCKER, UNITED STATES SECRETARY

   RANQUIN ASSOCIATES, SOUTH AFRICAN SECRETARY

   DANA L. PLATT, VICE PRESIDENT AND ASSISTANT SECRETARY

AUDITORS

   ARTHUR ANDERSEN & CO., JOHANNESBURG, SOUTH AFRICA

   ARTHUR ANDERSEN LLP, NEW YORK, N.Y., U.S.A.

COUNSEL

   WERKSMANS, JOHANNESBURG, SOUTH AFRICA,
   KIRKPATRICK & LOCKHART LLP, NEW YORK, N.Y., U.S.A.

CUSTODIAN

   J.P. MORGAN CHASE, NEW YORK, N.Y., U.S.A.

SHAREHOLDER SERVICES

   LGN ASSOCIATES, P.O. BOX 269, FLORHAM PARK, NJ, USA
   (973) 377-3535

   WEBSITE--HTTP://WWW.ASALTD.COM

TRANSFER AGENT

   EQUISERVE-FIRST CHICAGO TRUST DIVISION, JERSEY CITY, N.J.,
   U.S.A.


---------------------


ASA LIMITED









[Graphic Omitted]


---------------------

     INTERIM
     REPORT

     FOR THE
  THREE MONTHS
      ENDED
FEBRUARY 28, 2001